UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2024 (December 18, 2024)

OFFSHORE PETROLEUM INVESTMENT PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	0-13546	41-1464066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Pkwy. S., Suite 200

Houston, Texas 77042-3643

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Sale of Offshore Petroleum Limited Partnership

On December 18, 2024 (the “Effective Date”), Offshore Petroleum Investment Partnership, a Delaware general partnership (the “Investment Partnership”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) with CV Energy Corporation (the “Purchaser”), a Delaware corporation and a direct, wholly owned subsidiary of Apache Corporation, a Delaware corporation (“Apache”). Pursuant to the Purchase Agreement, on the Effective Date, the Purchaser acquired from the Investment Partnership 100% of the limited partnership interest (the “Partnership Interest”) in Offshore Petroleum Limited Partnership, a Delaware limited partnership (the “Operating Partnership”), on the terms and subject to the conditions set forth in the Purchase Agreement. Upon consummation of the transaction contemplated by the Purchase Agreement, the Operating Partnership became an indirect, wholly owned subsidiary of Apache.

Liquidation and Cancellation of Offshore Petroleum Investment Partnership

In accordance with the Plan of Dissolution and Liquidation of the Investment Partnership, dated effective February 20, 2024 (as amended, the “Plan of Dissolution”), Apache, as the liquidation manager (the “Liquidation Manager”) named in the Plan of Dissolution, was responsible for the winding-up and liquidation of the business and affairs of the Investment Partnership (the “Liquidation”). On the Effective Date, upon consummation of the transaction contemplated by the Purchase Agreement, Apache, in its capacity as the Liquidation Manager, completed the Liquidation of the Investment Partnership in accordance with the Plan of Dissolution. In light of the fact that, under the Purchase Agreement, no cash consideration was paid to the Investment Partnership in respect of the Partnership Interest, no liquidating distributions were paid to the Investing Partners (as defined in the Partnership Agreement of the Investment Partnership, dated October 31, 1983, as amended) under the Plan of Dissolution.

Following the Liquidation, on December 27, 2024, the Investment Partnership filed a Statement of Cancellation with the Secretary of State of the State of Delaware. Upon acceptance of the Statement of Cancellation by the Secretary of State of the State of Delaware, the legal existence of the Investment Partnership was cancelled under the Delaware Revised Uniform Partnership Act.

A copy of the Statement of Cancellation is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Statement of Cancellation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2024	OFFSHORE PETROLEUM INVESTMENT PARTNERSHIP

	By:	APACHE CORPORATION, its Managing Partner

	By:	/s/ Rebecca A. Hoyt
	Name:	Rebecca A. Hoyt
	Title:	Senior Vice President, Chief Accounting Officer, and Controller